UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2003
BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification Number)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

(251) 431-7800
(Registrant's telephone number, including area code)

Item 7(c).	Exhibits

99.1 Press Release issued by the Registrant on November 5, 2003.

Item 12.	Results of Operations and Financial Condition

On November 5, 2003, BancTrust Financial Group, Inc. issued a press release dated November 5, 2003, announcing its financial results for the quarter and nine months ended September 30, 2003. A copy of the press release is attached as an exhibit hereto and incorporated by reference into this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it on its behalf by the undersigned, thereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: November 10, 2003	By:/s/F. Michael Johnson
F. Michael Johnson
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Registrant on November 5, 2003.